UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 12, 2023
CAMDEN PROPERTY TRUST
(Exact name of Registrant as Specified in Charter)

TX	1-12110	76-6088377
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
11 Greenway Plaza, Suite 2400, Houston, TX 77046
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (713) 354-2500
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares of Beneficial Interest, $.01 par value	CPT	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected to not use the extended transition period for complying with any new or revised financial accounting standards provided pursuant of Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

In connection with the expiration of its existing shelf registration statement (File No. 333-238249) on May 14, 2023, on May 12, 2023, Camden Property Trust, a Texas real estate investment trust (the “Company”), terminated the agreements, each dated May 13, 2022, which created its existing “at the market” sales program and under which common shares of beneficial interest of the Company with aggregate offering price of $500,000,000 were not sold.

Item 5.07    Submission of Matters to a Vote of Security Holders.

As of the record date for the Annual Meeting, there were 108,848,721 common shares outstanding. Of this amount, 2,085,553 common shares were held in the Company’s deferred benefit plans and were not entitled to vote. At the Annual Meeting, 94,329,513 common shares were voted in person or by proxy. The Company’s shareholders voted on the following matters at the Annual Meeting:
1.Election of ten Trust Managers nominated by the Board of Trust Managers to hold office for a one-year term;

2.On an advisory basis, approval of the executive compensation disclosed in the Proxy Statement;

3.Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2023; and

4.On an advisory basis, the frequency of the advisory vote on executive compensation.

Each of these matters was approved by the requisite number of shareholder votes. The results of the shareholder votes are set forth below.

Board of Trust Managers

	Affirmative	Negative	Abstentions
Richard J. Campo	86,044,815	4,891,615	50,347
Javier E. Benito	90,068,531	874,523	43,723
Heather J. Brunner	89,599,516	1,326,843	60,418
Mark D. Gibson	90,068,530	875,703	42,544
Scott S. Ingraham	82,717,491	8,224,720	44,566
Renu Khator	84,330,425	6,612,207	44,145
D. Keith Oden	88,872,691	2,072,106	41,980
Frances Aldrich Sevilla-Sacasa	84,862,742	6,079,965	44,070
Steven A. Webster	82,685,505	8,255,139	46,133
Kelvin R. Westbrook	84,238,691	6,704,333	43,753

There were 3,342,736 broker non-votes with respect to the election of Trust Managers.

Approval, on an Advisory Basis, of Executive Compensation

Affirmative	Negative	Abstentions	Broker Non-Votes
82,520,554	8,379,848	86,375	3,342,736

Independent Registered Public Accounting Firm

Affirmative	Negative	Abstentions	Broker Non-Votes
89,124,397	5,178,339	26,777	-0-

Advisory vote on Frequency of Advisory Vote on Executive Compensation

One Year	Two Years	Three Years	Abstentions
87,514,349	17,307	3,413,059	42,062

The Company’s Board of Trust Managers has determined the Company will conduct advisory votes to approve the compensation of the Company’s executive officers on an annual basis. Accordingly, the Company will include an advisory vote on executive officer compensation in its proxy materials every year until the next shareholder vote on the frequency of such votes is held, which will be no later than the Company’s 2029 Annual Meeting of Shareholders.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number Title

104 Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2023
CAMDEN PROPERTY TRUST

By:    /s/ Michael P. Gallagher
Michael P. Gallagher
Senior Vice President - Chief Accounting Officer